SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

INTERCONTINENTALEXCHANGE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 RiverEdge Parkway

Suite 500

Atlanta, GA 30328

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code – (770) 857-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

The Merger Agreement

On December 20, 2012, NYSE Euronext, a Delaware corporation (“NYSE Euronext”), IntercontinentalExchange, Inc., a Delaware corporation (“ICE”) and Baseball Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of ICE (“Merger Sub”) entered into an Agreement and Plan of Merger, dated as of December 20, 2012 (the “Merger Agreement”), pursuant to which ICE would acquire NYSE Euronext through a merger of NYSE Euronext into Merger Sub, with Merger Sub surviving the merger (the “Merger”). As a result of the Merger, NYSE Euronext will become a subsidiary of ICE.

Under the terms of the Merger Agreement, each share of NYSE Euronext common stock will be converted into $11.27 cash and 0.1703 of a newly issued share of ICE common stock (together, the “Standard Merger Consideration”). NYSE Euronext stockholders may also elect to receive all cash or all stock, subject to proration to ensure that the total amount of cash paid and ICE common shares issued are the same as if all stockholders received the Standard Merger Consideration. The exchange ratio for ICE common stock is fixed, and the value of the stock portion of the merger consideration will therefore float until closing. Based on the closing price of ICE common stock on December 19, 2012 of $128.31, the value of the Standard Merger Consideration was $33.12. Following the Merger, ICE common shares are expected to continue to be listed on the New York Stock Exchange.

Completion of the Merger will be subject to the satisfaction (or waiver, if permissible) of conditions, including: (a) approval of the Merger by holders of a majority of the outstanding shares of NYSE Euronext common stock, (b) approval of the issuance of the ICE common stock in the Merger by holders of a majority of the ICE common shares voting in the matter and approval of any required amendments to ICE’s certificate of incorporation by holders of a majority of the outstanding shares of ICE common stock, (c) absence of any court or governmental order or other decision prohibiting completion of the Merger, (d) expiration of the waiting period under the HSR Act and obtainment of any consents or approvals required or advisable under applicable competition laws, (e) approval of the ICE common stock for listing on the New York Stock Exchange, (f) declaration of the U.S. Securities and Exchange Commission (“SEC”) that the registration statement on Form S-4 is effective, (g) obtainment of all regulatory consents and approvals required, (h) receipt of certain tax opinions and (i) that there has been no material adverse effect on either NYSE Euronext or ICE.

The board of directors of ICE has determined that the Merger is in the best interests of its stockholders, has unanimously approved the Merger Agreement and has resolved to recommend to its stockholders that they approve the issuance of the ICE common stock in connection with the Merger. The board of directors of NYSE Euronext has determined that the Merger is in the best interests of its stockholders, approved the Merger Agreement and resolved to recommend that its stockholders approve the adoption of the Merger Agreement.

Under the Merger Agreement, neither NYSE Euronext nor ICE may solicit competing proposals or, subject to exceptions that permit their respective boards of directors to take actions required by their fiduciary duties, participate in any discussions or negotiations regarding alternative business combination transactions.

Either NYSE Euronext or ICE may terminate the Merger Agreement under certain specified circumstances, including if its respective board of directors determines in good faith that it has received a “Superior Proposal” (as defined in the Merger Agreement), and otherwise complies with certain terms of the Merger Agreement. In connection with a termination to accept a Superior Proposal, the party that is not entering into the Superior Proposal will be entitled to a fee of $300 million. In addition, in the event that either the NYSE Euronext board of directors or the ICE board of directors changes it recommendation under the terms of the Merger Agreement other than for a Superior Proposal, then the party changing its recommendation must pay the party $450 million.

Under certain other circumstances, in the case of a failure to obtain required antitrust clearances or regulatory approval prior to the “Termination Date” (as defined in the Merger Agreement) and subject to certain other conditions, the Merger Agreement provides for ICE to pay to the NYSE Euronext a fee of $750 million upon termination of the Merger Agreement.

The Merger Agreement contains mutual customary representations and warranties of NYSE Euronext and ICE relating to their respective businesses and public filings, in each case generally subject to a materiality qualifier. Additionally, the Merger Agreement provides for customary pre-closing covenants of NYSE Euronext, including the obligation to conduct its business in the ordinary course consistent with past practice and to refrain from taking certain actions without ICE’s consent. ICE is subject to limitations on transactions in its equity below market value and payment of dividends.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement and the above description have been included to provide investors and securityholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about NYSE Euronext, ICE or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of NYSE Euronext, ICE, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about NYSE Euronext or ICE and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking” information. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. ICE and NYSE Euronext caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

Forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving ICE and NYSE Euronext, including future financial results, ICE’s and NYSE Euronext’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in ICE’s and NYSE Euronext’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, without limitation, the following: the inability to close the merger in a timely manner; the inability to complete the merger due to the failure of NYSE Euronext stockholders to adopt the merger agreement or the failure of ICE stockholders to approve the issuance of ICE common stock in connection with the merger; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; the possibility that any of the anticipated benefits of the proposed transaction will not be realized; the risk that integration of NYSE Euronext’s operations with those of ICE will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the transaction on ICE’s, NYSE Euronext’s or the combined company’s respective business relationships, operating results and business generally; the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; general competitive, economic, political and market conditions and fluctuations; actions taken or conditions imposed by the United States and foreign governments or regulatory authorities; and adverse outcomes of pending or threatened litigation or government investigations. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company, as will be described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be delivered to ICE’s and NYSE Euronext’s respective shareholders, and as described in ICE’s and NYSE Euronext’s respective filings with the SEC that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in ICE’s Form 10–K for the fiscal year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012, as filed with the SEC on August 1, 2012, and September 30, 2012, as filed with the SEC on November 5, 2012, and “Risk Factors” in NYSE Euronext’s Form 10–K for the fiscal year ended December 31, 2011, as filed with the SEC on February 29, 2012, and NYSE Euronext’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, as filed with the SEC on May 4, 2012, and September 30, 2012, as filed with the SEC on November 8, 2012. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligations to disclose material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, ICE intends to file with the SEC a registration statement on Form S–4, which will include a joint proxy statement/prospectus with respect to the proposed acquisition of NYSE Euronext. The final joint proxy statement/prospectus will be delivered to the stockholders of ICE and NYSE Euronext. INVESTORS AND SECURITY HOLDERS OF BOTH ICE AND NYSE EURONEXT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING ICE, NYSE EURONEXT AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ICE and NYSE Euronext, without charge, at the SEC’s website at http://www.sec.gov. Investors may also obtain these documents, without charge, from ICE’s website at http://www.theice.com and from NYSE Euronext’s website at http://www.nyx.com.

PARTICIPANTS IN THE MERGER SOLICITATION

ICE, NYSE Euronext and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.

You can find information about ICE and ICE’s directors and executive officers in ICE’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s proxy statement for its 2012 annual meeting of stockholders, as filed with the SEC on March 30, 2012.

You can find information about NYSE Euronext and NYSE Euronext’s directors and executive officers in NYSE Euronext’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 29, 2012, and NYSE Euronext’s proxy statement for its 2012 annual meeting of stockholders, filed with the SEC on March 26, 2012.

Additional information about the interests of potential participants will be included in the joint proxy statement/prospectuses, when it becomes available, and the other relevant documents filed by ICE and NYSE Euronext with the SEC.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 20, 2012, by and among IntercontinentalExchange, Inc., NYSE Euronext and Baseball Merger Sub, LLC (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.

Date: December 20, 2012	By:	/s/ Scott A. Hill
	Name:	Scott A. Hill
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 20, 2012, by and among IntercontinentalExchange, Inc., NYSE Euronext and Baseball Merger Sub, LLC (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)